UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: March 21, 2007

(Date of earliest event reported)

ABIOMED, Inc.

(Exact name of registrant as specified in its charter)

Delaware	04-2743260
(State or other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

0-20584

(Commission File Number)

22 Cherry Hill Drive

Danvers, MA 01923

(Address of Principal Executive Offices, including Zip Code)

(978) 777-5410

(Registrant's Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events.

We are filing as Exhibit 1.1 to this current report on Form 8-K the proposed form of underwriting agreement for our previously announced public offering. We are also filing the other exhibits listed in item 9.01 below, including to correct errors in the references to the documents incorporated by reference in some of our prior filings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Title
1.1	Form of Underwriting Agreement.

3.2	Restated By-Laws, as amended (incorporated by reference to Exhibit 3.2 to our annual report on Form 10-K for the fiscal year ended March 31, 2004).

3.4	Amendment to the Company’s Restated Certificate of Incorporation to increase the authorized shares of common stock from 25,000,000 to 100,000,000.

10.2	1992 Combination Stock Option Plan, as amended (incorporated by reference to Exhibit 10.2 to our quarterly report on Form 10-Q for the quarter ended September 30, 1995 and to Exhibit 10.2 to our quarterly report on Form 10-Q for the quarter ended September 30, 1997).

10.7	Form of Change of Control Agreement (incorporated by reference to Exhibit 10(b) to our quarterly report on Form 10-Q for the quarter ended September 30, 1999).

10.8	Schedule related to Change of Control Agreement (incorporated by reference to Exhibit 10(c) to our quarterly report on Form 10-Q for the quarter ended September 30, 1999).

10.12	Inducement stock option granted to Michael R. Minogue dated April 5, 2004 (incorporated by reference to Exhibit 10.11 to our quarterly report on Form 10-Q for the quarter ended June 30, 2004).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABIOMED, Inc.

By:	/S/ DANIEL J. SUTHERBY
Daniel J. Sutherby
Chief Financial Officer

Date: March 21, 2007

EXHIBIT INDEX

Number	Title
1.1	Form of Underwriting Agreement.

3.2	Restated By-Laws, as amended (incorporated by reference to Exhibit 3.2 to our annual report on Form 10-K for the fiscal year ended March 31, 2004).

3.4	Amendment to the Company’s Restated Certificate of Incorporation to increase the authorized shares of common stock from 25,000,000 to 100,000,000.

10.2	1992 Combination Stock Option Plan, as amended (incorporated by reference to Exhibit 10.2 to our quarterly report on Form 10-Q for the quarter ended September 30, 1995 and to Exhibit 10.2 to our quarterly report on Form 10-Q for the quarter ended September 30, 1997).

10.7	Form of Change of Control Agreement (incorporated by reference to Exhibit 10(b) to our quarterly report on Form 10-Q for the quarter ended September 30, 1999).

10.8	Schedule related to Change of Control Agreement (incorporated by reference to Exhibit 10(c) to our quarterly report on Form 10-Q for the quarter ended September 30, 1999).

10.12	Inducement stock option granted to Michael R. Minogue dated April 5, 2004 (incorporated by reference to Exhibit 10.11 to our quarterly report on Form 10-Q for the quarter ended June 30, 2004).

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